Exhibit 10.30

FORM OF

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made as of [•], 2014 (the “Effective Date”), by and among Mammoth Energy Holdings LLC, a Delaware limited liability company (“Holdings”), Mammoth Energy Partners LP, a Delaware limited partnership (“Mammoth”), and Mammoth Energy Partners GP LLC, a Delaware limited liability company and the general partner of Mammoth (the “General Partner”).

RECITALS

A. Holdings is the owner of certain outstanding equity interests of those entities (collectively, the “Companies”) set forth on Schedule I hereto. The number and type of equity interests owned by Holdings in each Company, and Holdings’ percentage ownership of each Company, are set forth on Schedule I hereto, and such equity interests in the Companies owned by Holdings are referred to herein, collectively, as the “Company Equity Interests.”

B. Holdings wishes to contribute, effective as of the Effective Date and subject to the terms hereof, all of the Company Equity Interests held by Holdings to Mammoth in exchange for [•] common units of Mammoth (the “Mammoth Common Units”), all on the terms set forth herein.

C. The Mammoth Common Units, when issued in accordance with this Agreement, will represent a 100% limited partner interest in Mammoth, prior to giving effect to (i) the proposed contribution by Gulfport Energy Corporation, a Delaware corporation (“Gulfport”), of its limited liability company interests in certain of the Companies to Mammoth in exchange for common units of Mammoth (the “Gulfport Contribution”), (ii) the proposed contribution by Rhino Resource Partners LP, a Delaware limited partnership (“Rhino”), of its limited liability company interests in one of the Companies (the “Rhino Contribution”), and (iii) the proposed underwritten initial public offering of common units of Mammoth (the “IPO”).

D. Mammoth wishes to accept the contribution by Holdings of all of the Company Equity Interests held by Holdings, and to issue to Holdings in exchange therefor the Mammoth Common Units, in each case effective as of the Effective Date, on and subject to the terms hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, agreements and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Contribution. Effective as of the Effective Date, Holdings hereby irrevocably contributes, assigns, conveys, transfers and delivers to Mammoth, free and clear of all liens, options, claims, charges, pledges, security interests or other encumbrances of any kind, other than those arising under applicable securities laws, all of Holdings’ rights, title and interest in the Company Equity Interests (such contribution, the “Contribution”), and Holdings agrees to deliver all other documents and instruments necessary or desirable to effect the Contribution. The parties hereto acknowledge that agree that the Contribution will be treated as a capital contribution to Mammoth.

2. Acceptance of Contribution; Issuance of Mammoth Common Units. Subject to and in accordance with the terms and conditions of this Agreement, Mammoth (i) hereby accepts the Contribution by Holdings of its Company Equity Interests and (ii) shall issue to Holdings in exchange for its Contribution the Mammoth Common Units, all effective as of the Effective Date.

3. Tax Treatment. The parties hereto intend for the transactions between them contemplated by this Agreement to qualify as a tax-free exchange under Section 721 of the Internal Revenue Code of 1986, as amended, and, in accordance therewith, the parties acknowledge that Holdings, Gulfport and Rhino will collectively own one-hundred percent (100%) of the issued and outstanding common units of Mammoth immediately after giving effect to the transactions contemplated by this Agreement, the consummation of the Gulfport Contribution and the consummation of the Rhino Contribution and prior to giving effect to the IPO.

4. Registration Rights. Holdings and Mammoth shall execute a Registration Rights Agreement in substantially the form attached as Exhibit 4.2 to Mammoth’s registration statement on Form S-1 (File No. 333-198894) with respect to the IPO.

5. Representations and Warranties of Mammoth. Mammoth and the General Partner hereby represent and warrant to Holdings as follows:

a. Mammoth is duly organized, validly existing and in good standing as a limited partnership under the laws of Delaware, the state of its organization. The General Partner is duly organized, validly existing and in good standing as a limited liability company under the laws of Delaware, the state of its organization.

b. The Mammoth Common Units, when issued in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable.

c. Each of Mammoth and the General Partner has the requisite limited partnership or limited liability company, as the case may be, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by each of Mammoth and the General Partner of the transactions contemplated hereby have been duly authorized by all necessary limited partnership or limited liability company, as the case may be, action on the part of Mammoth and the General Partner. This Agreement has been duly executed and delivered by each of Mammoth and the General Partner and constitutes a valid and binding obligation of each of Mammoth and the General Partner enforceable against each of Mammoth and the General Partner in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

6. Representations and Warranties of Holdings. Holdings hereby represents and warrants to Mammoth as follows:

a. Holdings is duly organized, validly existing and in good standing as a limited liability company under the laws of Delaware, the state of its organization.

b. Holdings has the requisite power and authority and capacity to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Holdings of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Holdings. This Agreement has been duly executed and delivered by Holdings and constitutes a valid and binding obligation of Holdings enforceable against Holdings in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

c. Holdings is the record and beneficial owner of all of the Company Equity Interests, free and clear of all liens, options, claims, charges, pledges, security interests or other encumbrances of any kind, other than those arising under applicable securities laws. Upon the consummation of the transactions contemplated by this Agreement, Mammoth shall own all of the Company Equity Interests, free and clear of all liens, options, claims, charges, pledges, security interests or other encumbrances of any kind, other than those arising under applicable securities laws. The Company Equity Interests set forth on Schedule I hereto constitute all of the equity interests of any kind whatsoever in the Companies held by Holdings. Holdings holds no options, warrants or rights of any kind to acquire any equity interests of any kind whatsoever in any Company.

d. The execution, delivery and performance by Holdings of this Agreement and the consummation of the transactions contemplated hereby do not and will not (with or without the giving of notice, the lapse of time, or both) result in a violation or breach of, conflict with, cause increased liability or fees, or require approval, consent or authorization under (a) any laws, rules, regulations or orders applicable to Holdings or (b) any contract to which Holdings is a party or by which Holdings or any of its properties or assets may be bound or affected.

e. Holdings is an “accredited investor,” in that Holdings: (i) is any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (ii) is an entity in which all of the equity owners are accredited investors; or (iii) otherwise qualifies as an “accredited investor”, as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Holdings is acquiring the Mammoth Common Units for its own account and not as nominee or agent for any other person or entity and with no intention of distributing or reselling such securities in any transaction that would be in violation of the securities laws of the United States of America or any state thereof. Holdings acknowledges that none of the Mammoth Common Units issued to Holdings hereunder are registered under the Securities Act and there can be no assurance that such Mammoth Common Units will ever be registered under the Securities Act, that such Mammoth Common Units are “restricted securities” under Rule 144 promulgated under the Securities Act, and that such Mammoth Common Units may not be transferred or assigned without registration under the Securities Act and all applicable state securities laws or an exemption therefrom.

f. Holdings and its investment and financial advisors have such knowledge and experience in financial and business matters so as to be able to evaluate the merits and risks of an investment in Mammoth, and to make an informed investment decision with respect thereto. Holdings acknowledges that, except as set forth in Section 5 hereof, neither Mammoth nor the General Partner has made any representations or warranties, oral or otherwise, concerning Mammoth or the Mammoth Common Units. In acquiring the Mammoth Common Units hereunder, Holdings is not relying upon any information, other than the results of its own or its representative’s independent review of Mammoth and the Mammoth Common Units. Holdings acknowledges and understands that Mammoth is a new entity with no operating history.

7. Joinder. In consideration for the Contributions, Mammoth hereby joins and agrees to observe, perform and be bound by all of the terms and provisions of the limited liability company agreement or equivalent of each Company (as the same may be amended or supplemented from time to time, collectively, the “Company Operating Agreements”). By executing this Agreement, Mammoth shall automatically be admitted to each Company as a member or other equityholder of such Company and shall have the rights ascribed to a member or other equityholders of such Company to the same extent as if Mammoth was an original party to each Company Operating Agreement.

8. Indemnification.

a. Holdings shall indemnify and hold Mammoth and its affiliates, and their respective officers, directors, managers, employees, agents, representatives, controlling persons, members, unitholders, partners, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty Holdings has made in this Agreement or (ii) any breach, violation or default by Holdings of any covenant, agreement or obligation of Holdings in this Agreement.

b. Mammoth shall indemnify and hold Holdings and its affiliates, and their respective officers, directors, managers, employees, agents, representatives, controlling persons, members, unitholders, partners, stockholders and similarly situated persons, harmless from and pay any and all Damages directly or indirectly, resulting from, relating to, arising out of or attributable to (i) any breach of any representation or warranty Mammoth has made in this Agreement or (ii) any breach, violation or default by Mammoth of any covenant, agreement or obligation of Mammoth in this Agreement.

c. If any Action is commenced or threatened that may give rise to a claim for indemnification (an “Indemnification Claim”) by any person entitled to indemnification under this Agreement (each, an “Indemnified Party”) against any person obligated to indemnify an Indemnified Party (an “Indemnitor”), then such Indemnified Party will promptly give notice to the Indemnitor. Failure to notify the Indemnitor will not relieve the Indemnitor of any liability that it may have to the Indemnified Party, except to the extent the defense of such Action is materially and irrevocably prejudiced by the Indemnified Party’s failure to give such notice. An Indemnitor may elect at any time to assume and thereafter conduct the defense of the Indemnification Claim with counsel of the Indemnitor’s choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnitor will not approve of the entry of any judgment or enter into any settlement with respect to the Indemnification Claim without the Indemnified Party’s prior written approval (which must not be withheld unreasonably). Until an Indemnitor assumes the defense of the Indemnification Claim, the Indemnified Party may defend against the Indemnification Claim in any manner the Indemnified Party reasonably deems appropriate. If the Indemnified Party gives an Indemnitor notice of an Indemnification Claim and the Indemnitor does not, within ten (10) days after such notice is given, give notice to the Indemnified Party of its election to assume the defense of such Indemnification Claim and thereafter promptly assume such defense, then the Indemnitor will be bound by any judicial determination made with respect to such Indemnification Claim or any compromise or settlement of such Indemnification Claim effected by the Indemnified Party. A claim for any matter not involving a third party may be asserted by notice to the party from whom indemnification is sought.

d. For purposes of this Agreement: (i) “Damages” means all losses (including diminution in value), damages and other costs and expenses of any kind or nature whatsoever, whether known or unknown, contingent or vested, matured or unmatured, and whether or not resulting from third-party claims, including costs (including reasonable fees and expenses of attorneys, other professional advisors and expert witnesses and the allocable portion of the relevant person’s internal costs) of investigation, preparation and litigation in connection with any Action or threatened Action; and (ii) “Action” means any action, suit, arbitration, mediation, investigation or similar proceeding.

9. Further Assurances. The parties undertake and agree to execute all such further instruments, certificates and other documents, and to take all such other actions, as may be reasonably requested by any other party hereto, in order to (a) effectuate the intent and purposes of, and to carry out the terms of this Agreement, (b) further effect the Contribution of the Company Equity Interests from Holdings to Mammoth, and (c) further effect the issuance of the Mammoth Common Units to Holdings as contemplated hereby. The parties intend that the Company Equity Interests contributed by Holdings shall constitute all of the equity interests of any kind whatsoever in the Companies held by Holdings and, in the event that Holdings holds any other equity interest of any kind whatsoever in any Company (or any option, warrant or right to acquire any such equity interest) not listed on Schedule I hereto, any such additional equity interest (or option, warrant or right to acquire any such equity interest) shall be deemed to have been contributed to Mammoth pursuant to the Contribution by Holdings pursuant to the terms of this Agreement and Holdings will take all such action necessary or desirable to effectuate the contribution and transfer thereof to Mammoth.

10. Amendment; Waiver; Assignment. This Agreement may not be amended other than in an instrument in writing signed by each of the parties hereto. Any of the terms of this Agreement and any condition to a party’s obligations hereunder may be waived only in writing by that party specifically stating that it waives a term or condition hereof. No waiver by a party of any one or more conditions or defaults by any other party in performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future conditions or defaults, whether of a like or different character, nor shall the waiver constitute a continuing waiver unless otherwise expressly provided. No party hereto may assign this Agreement or any of its rights or obligations arising hereunder without the prior written consent of the other parties hereto.

11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

13. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

14. Governing Law. This Agreement (and any claim or controversy arising out of or relating to this Agreement) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by facsimile or other electronic signature, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto.

17. Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties hereto agrees that, without posting a bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any legal proceeding instituted in any federal or state court located within New Castle County, Delaware (and appropriate courts of appeal therefrom), in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

HOLDINGS:

MAMMOTH ENERGY HOLDINGS LLC

Name:
Title:

MAMMOTH:

MAMMOTH ENERGY PARTNERS LP

By: Mammoth Energy Partners GP LLC, its General Partner

Name:
Title:

GENERAL PARTNER:

MAMMOTH ENERGY PARTNERS GP LLC

Name:
Title:

Signature Page to

Contribution Agreement